DRAFT
6/29/99
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 F O R M  8-K


                                Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 1, 1998


BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


               Delaware
(State or other jurisdiction of incorporation)


	333-38189	                       04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code  (617) 624-8900


                   	None
(Former name or former address, if changed since last report)





Item 5.  Other Events

	As of October 1, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 28 and Series 32 thereof (the "Partnership") entered into various agreements relating to Athens Partners, L.P., a Mississippi limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of October 1, 1998
(the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is in the process of constructing an eighty (80) unit apartment complex located at 151 Rocky Mountain Road in Athens, Tennessee, which is known as Park Village Apartments (the "Apartment Complex"). The Apartment Complex consists of ten (10) buildings containing sixteen
(16) 1-bedroom units, forty-seven (47) 2-bedroom units and seventeen (17) 3-bedroom units. Amenities include a clubhouse, swimming pool and playground. Construction of the Apartment Complex is expected to be completed in October 1999 and 100% Occupancy is expected to be achieved in August 2000.

	The Operating Partnership is currently receiving construction financing in the amount of $1,375,000 (the "Construction Mortgage") from First Tennessee Bank, N.A. The Construction Mortgage bears interest at 8.25% per annum and has a three-year construction term which matures on October 22, 2001. The Construction Mortgage will convert to permanent first mortgage financing in the amount of $1,375,000 (the "Permanent First Mortgage") upon construction completion and satisfaction of various rental achievement and debt service coverage tests. The Permanent First Mortgage will initially bear interest at a starting rate of 2.65% above the 1-year U.S. Treasuries rate then in effect (with further adjustments on the fourth and fifth anniversaries of the original October 22, 1998 Note Date), and will be payable over a seven-year term based on a twenty-five year amortization schedule.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The general partner of the Operating Partnership is Park Village, LLC, a Mississippi limited liability company (the "General Partner"). J.H. Thames, Jr. is the controlling Member and Manager of the General Partner. Mr. Thames is also a principal of Unicorp, Inc. which is the Builder of the Apartment Complex, and of Park Management, Inc., which is the Management Agent of the Apartment Complex. Park Village, LLC will also serve as a the Developer of the Apartment Complex. The Thames organization has extensive development experience covering more than 3,500 units, of which approximately 1,900 are units qualified for Tax Credits. The Management Agent currently manages 10 multi-family properties containing approximately 1,580 units, with 3 additional properties containing approximately 330 units to be added to the management portfolio upon construction completion. The Builder has constructed or renovated more than 1,440 units, and has approximately 500 units under construction.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,495,589 to the Operating Partnership in four installments as follows:

          (1) $2,097,353 (the "First Installment") on the latest of (A) the Admission Date; (B) the closing of the Construction Loan and (C) Tax Credit Set-Aside;

          (2) $1,048,677 (the "Second Installment") on the 50%
              Completion Date;

          (3) $104,868 (the "Third Installment") on the latest to occur of (A) the Completion Date, (B) Cost Certification,
              (C) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, (D) satisfaction of all requirements set forth in the Due Diligence Recommendations, (E) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender and
              (F) receipt by the Investor Limited Partner of the Contractor Pay-Off Letter; and

          (4) $244,691 (the "Fourth Installment") on the latest to occur of Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement or (C) Rental Achievement.

 The First Installment has been paid in by the Partnership. Fifty seven percent (57%), or $1,992,486, of the Partnership's total Capital Contribution will be payable by Series 28 thereof, and forty three percent (43%), or $1,503,103, will be payable by Series 32 thereof.

 The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $4,855,470 of Tax Credits during the 10-year period commencing in 1999 of which 99.99% ($4,854,984) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. Of the Partnership's share of the Tax Credits, $2,767,341 will be allocated to Series 28 thereof, and $2,087,643 will be allocated to Series 32 thereof.

 The Partnership believes that the Apartment Complex is adequately insured.

 Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:


                         Normal            Capital             Cash
                       Operations        Transactions          Flow

General Partner          .01%                80%                90%

Partnership
(Series 28)            56.9943%           11.39943%            5.7%

Partnership
(Series 32)            42.9957%            8.59957%            4.3%

Special Limited
Partner                   0%                .001%               0%


The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

 The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

 The Special Limited Partner, or an Affiliate thereof, will receive an Asset Management Fee commencing in 2000 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year Cash Flow is insufficient to pay the full amount of the Asset Management Fee and the shortfall is not paid from funds advanced to the Operating Partnership by the General Partner as a Subordinated Loan pursuant to the Operating Partnership Agreement, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

 The Operating Partnership shall pay to the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $35,000. The Partnership Management Fee for each Fiscal Year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year Cash Flow is insufficient to pay the full amount of the Partnership Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

 In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay the Developer a Development Fee in the principal amount of $231,491. The Development Fee shall be initially paid out of certain specified proceeds available from mortgage loans, net rental income prior to the Permanent Mortgage Commencement, Capital Contributions and certain casualty insurance proceeds; any unpaid amount of such Development Fee shall be paid out of Cash Flow as set forth in
Section 10.2(a) of the Operating Partnership Agreement.

	The Builder of the Apartment Complex will receive a total compensation of $499,000, which includes Builder's profit of $222,423. The Management Agent of the Apartment Complex will receive a Management Fee equal to 6% of collected rental receipts.


Item 7.  Exhibits.

(c)              Exhibits.                                    Page

(1)(a)<F1>      Form of Dealer-Manager Agreement between
                Boston Capital Services, Inc. and the
                Registrant (including, as an exhibit
                thereto, the form of Soliciting Dealer
                Agreement)


(2)(a)          First Amended and Restated Agreement of
                Limited Partnership of Athens Partners, L.P.


(2)(b)          General Partner's Payment Certificate (First
                Installment) relating to Athens Partners,  L.P.


(4)(a)<F2>      Agreement of Limited Partnership of the Partnership

______________________
<F1>  Incorporated by reference to Exhibit (1) to Registration
      Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2>  Incorporated by reference to Exhibit (4) to Registration
      Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

(16)             None


(17)             None


(20)             None


(23)             None


(24)             None


(27)             None



                                  SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  July 23, 1999


                                  BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                                  By:	Boston Capital Associates IV L.P.,
                                     	its General Partner


                                      By:	C&M Associates, d/b/a Boston
                                          Capital Associates, its
                                          General Partner


                                          By:	/s/Herbert F. Collins
                                              Herbert F. Collins, Partner